UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549

                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 7, 2005

                         Concurrent Computer Corporation
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                                     0-13150
                                     -------
                            (Commission File Number)

                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)

           4375 River Green Parkway, Suite 100, Duluth, Georgia 30096
           ----------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code:  (678) 258-4000

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 5.02.  DEPARTURE OF DIRECTOR OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT  OF  PRINCIPAL  OFFICERS.

On January 7, 2005, Concurrent Computer Corporation (the "Company") issued a press release announcing the appointment of Greg Wilson as Chief Financial Officer effective January 24, 2005. Mr. Wilson has over 13 years of public company experience and has served as the Company's Corporate Controller reporting to Steve Norton, the current Chief Financial Officer, since February of 2000. Mr. Wilson will replace Steve Norton who has accepted the position of Senior Vice President and Chief Financial Officer at a NASDAQ traded technology company. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          The following exhibit is filed herewith:

EXHIBIT NO.          DESCRIPTION
-----------          -----------

99.1 - Press release of Concurrent Computer Corporation, issued on January 7, 2005.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: January 7, 2005

                                   CONCURRENT COMPUTER CORPORATION
                                   (Registrant)


                                   By:  /s/ Steven R. Norton
                                        -----------------------
                                   Steven R. Norton
                                   Executive Vice President and Chief Financial
                                   Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER AND DESCRIPTION
------------------------------

99.1             Press Release of Concurrent Computer Corporation, issued on
                 January 7, 2005.



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